2006 Annual Meeting April 19, 2006 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial
Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange
Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-
GAAP disclosures will be filed in a form 8-K.

Sky Profile
$15.7 billion in total assets
Eight regions consolidated under Sky name
Over 290 financial centers serving communities
in Ohio, Michigan, Pennsylvania, Indiana and
West Virginia
36th largest publicly-owned bank holding
company in U.S.
Pending Acquisition of Union Federal Bank –
Third quarter of 2006

Solid Midwest Franchise
Ohio
• 8
th
largest
• $8.2 billion in
deposits
• 216 offices
Pennsylvania
• 17
th
largest
• $2.5 billion in
deposits
• 66 offices
MI-IN-WV
• $172 million
in deposits
• 9 offices
Source: SNL Financial LC

A Strong Growth Profile
A Record of Rapid Growth
Assets in ($ Billions)*
$4.2
$4.9
$8.3
$8.8
$9.3
$12.6
$15.3
$10.6
$0.6
$1.1
$1.5
$0.4
$2.3
$3.1
1998 1999 2000 2001 2002 2003 2004 2005
Acquisitions
CAGR = 21%
* Excluding discontinued operations

6 Sky Priorities Organic growth Growth of fee-based businesses Organizational synergies Sound asset quality Acquisitions One Company ~ One Culture

7 A Platform for Organic Growth 54% 37% 35% 48% 11% 15% Dec '01 Dec '05 Single-service 2-3 Services 4+ Services Sky Trek - Building Relationships

8 Balance Sheet Growth $ Billions $6.5 $7.6 $10.4 $10.8 $8.5 2001 2002 2003 2004 2005 Deposits $6.2 $7.3 $8.6 $10.6 $11.1 2001 2002 2003 2004 2005 Loans $ Billions

Fee-Based Business Growth
Trust assets under administration: $4.8 billion
Brokerage volume: $200 million
Annual insurance commissions: $60 million
Mortgage servicing portfolio: $6.3 billion
Growth platform based on community
financial services relationship model
Delivery though Sky banking regions via
bank CEOs

Fee-Based Business Growth
A Change in Fee Mix*
$0
$81
$162
$243
2001 2002 2003 2004 2005
Insurance
Mortg. Banking
Service Charges
Trust/Brokerage
Other
(Millions)
CAGR = 17%
*Excluding discontinued/sold operations
$120
$148
$179
$203
$211

Efficiency Ratio*
48.5% 48.6%
51.6%
51.8%
52.6%
2001 2002 2003 2004 2005
Non-Interest Expense/Total Revenues
*Excludes merger-related expenses and amortization of intangibles.
The 2005 ratio includes the effects of expensing stock options.

Sound Asset Quality
Conservative
credit culture
Disciplined
lending practices
History of low
charge-offs
Net Charge-Offs as a %
Of Average Loans
0.40%
0.47%
0.37%
0.57%
0.40%
2001 2002 2003 2004 2005

13 Good Reserve Coverage 1.50% 1.45% 1.45% 1.43% 1.30% 1.35% 1.07% 0.96% 0.94% 0.55% 2002 2002 2003 2004 2005 Reserves to Total Loans Non-Performings to Total Loans

Acquisitions
Institution Close Date Total Return*
Union Federal Bank 3
rd
Quarter 2006 N.A
Falls Bank November 29, 2005 -1.42%
Belmont Bancorp June 1, 2005 0.39%
Prospect Bancshares November 30, 2004 11.69%
Second Bancorp July 1, 2004 12.04%
GLB Bancorp October 19, 2003 30.32%
Metropolitan Financial Corp. April 30, 2003 56.29%
Three Rivers Bancorp October 1, 2002 29.64%
* December 31, 2005 - Total return to acquired shareholders since merger announcement.
Enhancement of financial services product lines – primarily
insurance brokerage: Ten acquisitions since 1999
Bank expansion of geography into contiguous markets
A Successful Strategy

Acquisitions
Indianapolis MSA – one of
the top markets in Midwest
12
th
largest city in U.S.
43 offices and $1.9 billion
in deposits to form Sky’s
ninth region
Significant organic growth
opportunity for Sky’s
community relationship
model
Immediately accretive to
core operating results
Union Federal Bank - A Ninth Region for Sky

Acquisitions
Ranked 4th in branch locations and deposit market share in the MSA
Top three largest competitors have more than 50% of the market share
Source: SNL Financial LC – 2005 Deposit Market Share Data. It has been modified to reflect only pro forma deposits acquired in this transaction
100 24,913,269 586 Totals
1.80 449,231 15 Thrift Lincoln Bancorp (IN) 10
2.38 593,113 17 Bank Huntington Bancshares Inc. (OH) 9
3.06 761,412 30 Bank KeyCorp (OH) 8
3.28 817,037 9 Bank Natl Bk of Indianapolis Corp. (IN) 7
3.38 842,996 32 Bank Regions Financial Corp. (AL) 6
5.52 1,376,120 33 Bank First Indiana Corp. (IN) 5
7.35 1,832,120 43 Thrift Union Federal Bank (IN) 4
8.16 2,031,933 68 Bank Fifth Third Bancorp (OH) 3
21.12 5,262,229 112 Bank National City Corp. (OH) 2
22.99 5,727,197 116 Bank JPMorgan Chase & Co. (NY) 1
Mkt Share (%) Deposits (000s) Branches Inst. Type Institution Rank
June '05
Indianapolis, IN MSA
Union Federal Bank - A Ninth Region for Sky

Acquisitions
Indianapolis MSA $1.8B 7.4% 4
Pittsburgh MSA $1.8B 3.2% 7
Cleveland MSA $0.9B 1.4% 13
Columbus MSA $0.3B 1.0% 14
Focus on Metro Markets
By Metro Market Deposits % of Market Rank
Source: SNL Financial LC – 2005 Deposit Market Share Data. It has been modified to reflect only pro forma deposits acquired in this transaction
Approximately 40% of Sky’s pro forma deposits in major
metro markets

18 Acquisitions Union Federal Existing Sky Locations Offices Acquired Since 2002 Significant franchise enhancement over last 3½ years

2005 Strategic Accomplishments
Two Bank Acquisitions Completed
– Belmont National Bank (6/1/05)
– Falls Bank (11/29/05)
Three Insurance Agency Acquisitions
Delivery Channel Improvements
– New ATM Software Platform (2nd Qtr. 2005)
– Business Online Banking Upgrade (3rd Qtr. 2005)
– Core system upgrade (4th Qtr. 2005)
Tuning the Organization
– Centralized item processing facility (2nd Qtr. 2005)
Sky Trek Enhancements
– “Under One Sky” initiative (4
th
Qtr. 2005)

2005 Core Operating Earnings
2001 2002 2003 2004 2005
Net Income $120.7 $ 127.8 $ 156.6 $194.4 $182.6
Discontinued
Operations (8.0) (4.3) 3.9 19.2 0.4
Continuing
Operations $128.7 $132.1 $152.7 $175.2 $183.4
Merger-related
Expenses 0.5 6.8 3.0 3.0 1.2
Core Operating
Earnings $129.2 $138.9 $155.7 $178.2 $182.4
(In Millions)

Earnings Per Share
$1.45
$1.52
$1.73
$1.93
$1.69
$1.55
$1.65
$1.72
$1.77
$1.70
2001 2002 2003 2004 2005
Net Income
Core Operating Earnings*
* Core operating earnings reflect net income, excluding discontinued operations and merger-
related expenses not reflective of current operations.
Diluted

First Quarter Results
Earnings
Core Operating Results 1Q 2005 1Q 2006 % Change
Core Operating EPS $.29 $.46 58.6%
Cash EPS* $.31 $.49 58.1%
ROTE* 14.13% 21.49% -
ROTA* 0.93% 1.43%
-
* Excluding discontinued operations, non-operating items and amortization of intangibles

23 First Quarter Results 3.69% 3.78% 1Q'05 1Q'06 Net Interest Margin $10.7 $10.4 $11.0 $11.1 Loans Deposits 1 st Quarter ’05 1 st Quarter ‘06 Loans/Deposits

24 First Quarter Results 1.21% 0.29% 1Q'05 1Q'06 Net Charge-Offs 1.41% 1.29% 1.16% 1.18% 1Q'05 1Q'06 Reserves to Total Loans Non-Performings to Total Loans

First Quarter Results
Efficiency ratio excludes merger-related
expenses and amortization of intangibles
Revenue Growth/Mix
54.39%
53.67%
1Q'05 1Q'06
Efficiency
1Q'05 1Q'06
Securities
Gains
Other
Income
Net Interest
Income
30%
29%
71%
70%
$
%
$175
$190

Full-Year Expectations
Full-Year Core Operating EPS - $1.90 to
$1.95
Earnings outlook driven by:
– Solid core growth with a focus on DDA
– Sound interest rate risk management
– Accelerating fee businesses
– Net charge-offs well controlled
– Disciplined expense control

2006 Strategic Initiatives
Talent at All Levels
– Implementation of enhanced Management
Development and Management Trainee
programs in 2006
– Focus on making performance management
processes effective
– Improved recruitment processes that will
bring talent to all levels of the organization
• Gary Small – EVP Community Banking
• Caren Cantrell – Chief Operations Officer
• Zahid Afzal – Chief Technology Officer

2006 Strategic Initiatives
Tuning the Organization
– Devote resources to developing and
implementing changes to a wide variety of
processes to…
• Improve the level of client service
• Help achieve Sky’s financial performance goals
– Examples from 60 ongoing improvements:
• Online banking & bill payment enrollment
process
• New account opening processes
• Retail loan collections

2006 Strategic Initiatives
Client Satisfaction
– Achieving our organic growth goal dependent on
clients…
• Staying
• “Buying More” (deepening the relationship)
• Actively referring others
– Employee focus groups and client research to
improve client’s experience
– Build tools to measure client satisfaction over time
and increase the number of satisfied and loyal
clients.

30 Maximizing Shareholder Value 70 80 90 100 110 120 130 140 150 12/31/02 Sky S&P 500 S&P Banks % % Total Shareholder Returns 3/31/06

31 Ohio Peer Banks % % Change In Stock Price 3/31/06 70 80 90 100 110 120 130 140 150 Sky Fifth Third 1st Merit Hunt. Key Nat City 12/31/01

32 Maximizing Shareholder Value Aggressive Performance Goals Solid Operating Performance Balance Sheet Strength Well-managed Interest Rate Risk Strong Growth Profile

33 Please E-mail Us: marty.adams@skyfi.com kevin.thompson@skyfi.com

2006 Sky Annual Meeting April 19, 2006